[Graphic Omitted]                                             Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) GROWTH WITH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) GROWTH WITH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            INVESTOR SERVICE
(Blockbuster Video franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGERS                                  Boston, MA 02107-9906
John D. Laupheimer, Jr.*
Kevin R. Parke*                                     For additional information,
                                                    contact your financial adviser.
TREASURER
W. Thomas London*                                   CUSTODIAN
                                                    Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                    AUDITORS
Ellen Moynihan*                                     Deloitte & Touche LLP
James O. Yost*
                                                    WORLD WIDE WEB
SECRETARY                                           www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY                                 [Graphic Omitted] For the third year in a row,
James R. Bordewick, Jr.*                            MFS earned a #1 ranking in the DALBAR, Inc.
                                                    Broker/Dealer Survey, Main Office Operations
*Affiliated with the Investment Adviser             Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
                                                    "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding MFS analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded MFS analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

    Comments from the portfolio managers of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

July 14, 1997

MFS GROWTH WITH INCOME SERIES

For the six months ended June 30, 1997, the Series provided a total return of 17.95%. This compares to a 20.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

    The Series' underperformance versus the S&P 500 during the past six months can be attributed to four sectors: energy, health care, industrial goods and services, and transportation. The companies held in the Series in each of these sectors are leaders in their respective industries and, overall, performed well during the period. However, they were unable to maintain the torrid pace of equivalent sectors in the S&P 500. The Series did outperform the S&P 500 in the financial services, basic materials, technology, leisure, and utilities and communications sectors during the period.

    Sector weightings in the Series have shifted slightly. Most notably, the health care sector increased by 2.2%. Select pharmaceutical companies have introduced new products that have been well received, resulting in strong revenue growth. In addition, the slow-growth, low-inflation economic environment has allowed choice banks and insurance companies to flourish during the first half of 1997, and many of the banking and insurance stocks in the Series have performed well.

    Several companies within the chemical and specialty chemical industries, including du Pont, Air Products and Chemicals, and Praxair, have also enhanced the Series' return. These companies have achieved strong stock performance through focused cost-savings efforts and the introduction of new, higher- margin products and services that have complemented their existing product lines.

    The Series' weighting in the technology sector increased 1.8% during the past six months. Several stocks within this sector positively contributed to performance, including Microsoft, BMC Software, Sun Microsystems, Sony Corp., and Lucent Technologies. These companies have developed what we regard as solid competitive positions within their industries that have translated into successful stock performance. We believe that the earnings outlook for all of the technology companies held in the Series remains strong.

    The Series remains underweighted in energy, automobiles and housing, and utilities and communications. While individual stocks within these sectors can positively contribute to the Series' return, we have determined that the earnings outlook for many of the companies in these sectors remains bleak. We have also reduced our exposure to the transportation sector based on an uncertain profit picture.

    The stocks in the Series are selected after careful, in-depth, fundamental analysis of individual companies' earnings outlooks. Although we incorporate general economic forecasts into our decision-making process, ultimately, stocks selected for the Series represent companies that we believe offer the best possibility for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. However, we revisit weightings regularly to assure agreement within the changing economic landscape.

Respectfully,

/s/ John D. Laupheimer, Jr.           /s/ Kevin R. Parke
John D. Laupheimer, Jr.               Kevin R. Parke
Portfolio Manager                     Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., joined MFS in 1981 as an industry specialist. A graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology, he was named Investment Officer in 1983, Assistant Vice President - Investments in 1984, Vice President Investments in 1986, and Senior Vice President in 1995. He has managed MFS Growth with Income Series since 1995.

Kevin R. Parke joined the MFS Research Department in 1985 as an industry specialist. He was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, and Director of Equity Research in 1995. Mr. Parke is a graduate of Lehigh University and the Harvard University Graduate School of Business Administration. He has managed MFS Growth with Income Series since 1995.

OBJECTIVE AND POLICIES

The Series' investment objective is to provide reasonable current income and long-term growth of capital.

Commencement of investment operations: October 9, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Growth with Income Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                 6 Months            1 Year    Life of Series*
------------------------------------------------------------------------------
Cumulative Total Return           +17.95%           +32.11%           +56.55%
------------------------------------------------------------------------------
Average Annual Total Return      --                 +32.11%           +29.65%
------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, October 9, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Stocks - 94.4%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
U.S. Stocks - 91.0%
  Aerospace - 4.5%
    AlliedSignal, Inc.                                     2,880  $   241,920
    General Dynamics Corp.                                   630       47,250
    Lockheed Martin Corp.                                  2,892      299,503
    McDonnell Douglas Co.                                    930       63,705
    Raytheon Co.                                           1,100       56,100
    United Technologies Corp.                              3,400      282,200
                                                                  -----------
                                                                  $   990,678
-----------------------------------------------------------------------------
  Agricultural Products - 0.4%
    Case Corp.                                             1,200  $    82,650
-----------------------------------------------------------------------------
  Apparel and Textiles - 1.5%
    Reebok International Ltd.                              1,900  $    88,825
    VF Corp.                                               2,900      245,775
                                                                  -----------
                                                                  $   334,600
-----------------------------------------------------------------------------
  Automotive - 0.5%
    Goodrich (BF) Co.                                      2,700  $   116,944
-----------------------------------------------------------------------------
  Banks and Credit Companies - 9.1%
    BankBoston Corp.                                         800  $    57,650
    Chase-Manhattan Corp.                                    600       58,237
    Comerica, Inc.                                         2,900      197,200
    Corestates Financial Corp.                               900       48,375
    First Bank System, Inc.                                3,800      324,425
    Firstar Corp.                                          5,600      170,800
    Household International, Inc.                          1,800      211,387
    National City Corp.                                    2,300      120,750
    Northern Trust Co.                                     2,000       96,750
    Norwest Corp.                                          6,800      382,500
    SunTrust Banks, Inc.                                   2,400      132,150
    U.S. Bancorp                                           1,500       96,187
    Washington Mutual, Inc.                                1,500       89,625
                                                                  -----------
                                                                  $ 1,986,036
-----------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                  2,580  $   232,683
-----------------------------------------------------------------------------
  Business Services - 1.3%
    Computer Sciences, Inc.*                               2,200  $   158,675
    DST Systems, Inc.*                                     1,900       63,294
    Ikon Office Solutions                                  1,300       32,419
    Temple Inland, Inc.                                      500       27,000
                                                                  -----------
                                                                  $   281,388
-----------------------------------------------------------------------------
  Cellular Phones - 0.2%
    AirTouch Communications, Inc.*                         1,200  $    32,850
-----------------------------------------------------------------------------
  Chemicals - 3.8%
    Air Products & Chemicals, Inc.                         3,760  $   305,500
    du Pont (E.I.) de Nemours & Co.                        6,300      396,112
    Praxair, Inc.                                          2,300      128,800
                                                                  -----------
                                                                  $   830,412
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.8%
    First Data Corp.                                       3,700  $   162,569
    Microsoft Corp.*                                       1,900      240,113
                                                                  -----------
                                                                  $   402,682
-----------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    BMC Software, Inc.*                                      830  $    45,961
    Computer Associates International, Inc.                3,750      208,828
    Oracle Systems Corp.*                                  1,900       95,713
                                                                  -----------
                                                                  $   350,502
-----------------------------------------------------------------------------
  Construction Services - 0.2%
    Champion International Corp.                             700  $    38,675
-----------------------------------------------------------------------------
  Consumer Goods and Services - 7.0%
    Avon Products, Inc.                                      700  $    49,394
    Colgate-Palmolive Co.                                  5,000      326,250
    Gillette Co.                                           3,750      355,312
    Hertz Corp.*                                             100        3,600
    Philip Morris Cos., Inc.                               7,500      332,813
    Procter & Gamble Co.                                   1,300      183,625
    Service Corp. International                            1,500       49,313
    Tupperware Corp                                        1,440       52,560
    Tyco International Ltd.                                2,700      187,819
                                                                  -----------
                                                                  $ 1,540,686
-----------------------------------------------------------------------------
  Containers - 0.7%
    Corning, Inc.                                          2,900  $   161,312
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Loral Space & Communications*                          2,200  $    33,000
-----------------------------------------------------------------------------
  Electrical Equipment - 3.0%
    Cooper Industries, Inc.                                3,700  $   184,075
    General Electric Co.                                   3,700      241,887
    Honeywell, Inc.                                        3,030      229,901
                                                                  -----------
                                                                  $   655,863
-----------------------------------------------------------------------------
  Electronics - 0.6%
    Intel Corp.                                              950  $   134,722
-----------------------------------------------------------------------------
  Entertainment - 0.6%
    ITT Corp.*                                               900  $    54,956
    Time Warner, Inc.                                      1,600       77,200
                                                                  -----------
                                                                  $   132,156
-----------------------------------------------------------------------------
  Financial Institutions - 3.2%
    American Express Co.                                   1,100  $    81,950
    Beneficial Corp.                                       2,650      188,316
    Federal Home Loan Mortgage Corp.                       3,700      127,187
    Merrill Lynch & Co., Inc.                                900       53,663
    State Street Boston Corp.                              5,500      254,375
                                                                  -----------
                                                                  $   705,491
-----------------------------------------------------------------------------
  Food and Beverage Products - 5.0%
    Archer Daniels-Midland Co.                             3,100  $    72,850
    Coca-Cola Co.                                          3,600      243,000
    CPC International, Inc.                                1,500      138,469
    General Mills, Inc.                                      700       45,587
    Hershey Foods Corp.                                      800       44,250
    Interstate Bakeries Corp.                                400       23,725
    McCormick & Co., Inc.                                  1,680       42,420
    Nabisco Holding Corp.                                  1,070       42,666
    PepsiCo, Inc.                                          5,000      187,813
    Ralston-Purina Corp.                                   1,150       94,516
    Tyson Foods, Inc., "A"                                 2,800       53,550
    Wrigley (William) Jr. Co.                              1,700      113,900
                                                                  -----------
                                                                  $ 1,102,746
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                                   3,960  $   197,010
    Weyerhauser Co.                                        1,300       67,600
    Willamette Industries, Inc.                              500       35,000
                                                                  -----------
                                                                  $   299,610
-----------------------------------------------------------------------------
  Insurance - 9.1%
    AFLAC, Inc                                             2,200  $   103,950
    Allstate Corp.                                         3,200      233,600
    Chubb Corp.                                            2,900      193,937
    CIGNA Corp.                                            1,945      345,237
    Conseco, Inc.                                          1,000       37,000
    Hartford Financial Services Group, Inc.                3,640      301,210
    Hartford Life, Inc.                                      100        3,750
    Lincoln National Corp.                                 1,000       64,375
    MBIA, Inc.                                               720       81,225
    Nationwide Financial Services, Inc.                    2,960       78,625
    Progressive Corp. Ohio                                 2,900      252,300
    Torchmark Corp.                                        2,600      185,250
    Travelers Group, Inc.                                  1,700      107,143
                                                                  -----------
                                                                  $ 1,987,602
-----------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                                        850  $    46,644
    Ingersoll Rand Co.                                     1,900      117,325
    York International Corp.                               1,700       78,200
                                                                  -----------
                                                                  $   242,169
-----------------------------------------------------------------------------
  Medical and Health Products - 7.9%
    American Home Products Corp.                           2,000  $   153,000
    Bristol-Myers Squibb Co.                               4,660      377,460
    Fresenius National Medical Care*                         100            6
    Johnson & Johnson                                      4,800      309,000
    Lilly (Eli) & Co.                                      1,350      147,572
    McKesson Corp.                                         1,200       93,000
    Merck & Co., Inc                                         700       72,450
    Pfizer, Inc.                                           1,900      227,050
    Pharmacia & Upjohn, Inc.                                 900       31,275
    Rhone-Poulenc Rorer, Inc.                                800       72,700
    Warner-Lambert Co.                                     2,000      248,500
                                                                  -----------
                                                                  $ 1,732,013
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.7%
    Cardinal Health, Inc.                                  1,300   $   74,425
    Columbia HCA Healthcare Corp.                            500       19,656
    Healthsouth Corp.*                                     2,000       49,875
    Medtronic, Inc.                                          700       56,700
    Pacificare Health Systems, Inc., "B"*                    800       51,100
    St. Jude Medical, Inc.*                                3,400      132,600
    United Healthcare Corp.                                4,080      212,160
                                                                  -----------
                                                                  $   596,516
-----------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Phelps Dodge Corp.                                     1,100  $    93,706
-----------------------------------------------------------------------------
  Oil Services - 0.4%
    Schlumberger Ltd.                                        700  $    87,500
-----------------------------------------------------------------------------
  Oils - 6.4%
    British Petroleum Co. PLC, ADR                         5,100  $   381,863
    Chevron Corp.                                          2,000      147,875
    Elf Aquitaine SA, ADR                                    600       32,663
    Exxon Corp.                                            5,500      338,250
    Mobil Corp.                                            3,850      269,019
    Royal Dutch Petroleum Co.                                800       43,500
    Texaco, Inc.                                           1,370      148,988
    Union Pacific Resource Group, Inc.                     1,600       39,800
                                                                  -----------
                                                                  $ 1,401,958
-----------------------------------------------------------------------------
  Photographic Products -  0.5%
    Eastman Kodak Co.                                      1,400  $   107,450
-----------------------------------------------------------------------------
  Pollution Control - 1.5%
    Browning-Ferris Industries, Inc.                       4,100  $   136,325
    Waste Management, Inc.                                 6,100      195,963
                                                                  -----------
                                                                  $   332,288
-----------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Gannett Co., Inc.                                      1,900  $   187,625
    Tribune Co., Inc.                                      2,800      134,575
                                                                  -----------
                                                                  $   322,200
-----------------------------------------------------------------------------
  Railroad - 1.3%
    Burlington Northern-Santa Fe                           2,300  $   206,712
    CSX Corp.                                              1,400       77,700
                                                                  -----------
                                                                  $   284,412
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    HFS, Inc.*                                               900  $    52,200
    McDonald's Corp.                                         500       24,156
                                                                  -----------
                                                                  $    76,356
-----------------------------------------------------------------------------
  Stores - 2.5%
    American Stores Co.                                      800  $    39,500
    CVS Corp.                                              1,200       61,500
    Home Depot, Inc.                                       2,200      151,662
    Penney (J.C.), Inc.                                    2,100      109,594
    Rite Aid Corp.                                         1,900       94,763
    Staples, Inc.*                                         2,000  $    46,500
    Wal-Mart Stores, Inc.                                  1,000       33,813
                                                                  -----------
                                                                  $   537,332
-----------------------------------------------------------------------------
  Supermarkets - 1.0%
    Kroger Co.*                                            2,360  $    68,440
    Safeway, Inc.*                                         3,212      148,177
                                                                  -----------
                                                                  $   216,617
-----------------------------------------------------------------------------
  Telecommunications - 0.5%
    Lucent Technologies, Inc.                              1,500  $   108,094
-----------------------------------------------------------------------------
  Utilities - Electric - 1.9%
    Cinergy Corp.                                          2,400  $    83,550
    CMS Energy Corp.                                         900       31,725
    DPL, Inc.                                              1,000       24,625
    Duke Energy Corp.                                      1,275       61,143
    Edison International                                   1,100       27,362
    FPL Group, Inc.                                        1,700       78,306
    Pinnacle West Capital Corp.                              900       27,056
    Portland General Corp.                                 1,300       51,594
    Public Service Company of New Mexico                   1,700       30,388
                                                                  -----------
                                                                  $   415,749
-----------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Columbia Gas System, Inc.                                650  $    42,412
    Consolidated Natural Gas Co.                             900       48,431
    KN Energy, Inc.                                          700       29,487
    Pacific Enterprises                                      900       30,263
                                                                  -----------
                                                                  $   150,593
-----------------------------------------------------------------------------
  Utilities - Telephone - 3.5%
    BellSouth Corp.                                        2,300  $   106,662
    GTE Corp.                                              2,650      116,269
    MCI Communications Corp.                               4,800      183,750
    SBC Communications, Inc.                               2,300      142,313
    Sprint Corp.                                           4,100      215,763
                                                                  -----------
                                                                  $   764,757
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $19,902,998
-----------------------------------------------------------------------------
Foreign Stocks - 3.4%
  Germany - 0.1%
    Henkel KGaA (Chemicals)                                  400  $    22,725
-----------------------------------------------------------------------------
  Japan - 0.7%
    Canon, Inc (Business Machines)                         2,000  $    54,531
    Sony Corp. (Electronics)                               1,000       87,302
                                                                  -----------
                                                                  $   141,833
-----------------------------------------------------------------------------
  Netherlands - 0.6%
    Akzo Nobel NV (Chemicals)                              1,000  $   137,292
-----------------------------------------------------------------------------
  Sweden - 0.4%
    Skandia Forsaekrings AB (Insurance)                    1,100  $    40,544
    Sparbanken Svergie, "A" (Financial
      Services)                                            2,000       44,488
                                                                  -----------
                                                                  $    85,032
-----------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                            100  $   160,099
-------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Grand Metropolitan PLC (Food and Beverage Products)    8,900  $    85,614
    PowerGen PLC (Utilities - Electric)                    9,300      110,513
                                                                  -----------
                                                                  $   196,127
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $   743,108
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $18,103,344)                       $20,646,106
-----------------------------------------------------------------------------
Convertible Bonds - 0.2%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Sandoz Capital BVI Ltd., 2002 (Chemicals)##             $   25  $    38,250
  Roche Holdings, Inc. (Medical Technology)##                 30       15,113
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $44,938)                $    53,363
-----------------------------------------------------------------------------
Short-Term Obligations - 9.2%
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage, due 7/01/97
    at Amortized Cost                                     $2,015  $ 2,014,678
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $20,162,960)                  $22,714,147
Other Assets, Less Liabilities - (3.8)%                           $  (829,804)
-----------------------------------------------------------------------------
Net Assets - 100.00%                                              $21,884,343
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
June 30, 1997
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $20,162,960)           $22,714,147
  Receivable for Series shares sold                                  125,140
  Receivable for investments sold                                     66,778
  Interest and dividends receivable                                   25,946
  Receivable from investment adviser                                   5,475
  Deferred organization expenses                                       6,012
  Other assets                                                           306
                                                                 -----------
      Total assets                                               $22,943,804
                                                                 -----------
Liabilities:
  Cash overdraft                                                 $    10,981
  Payable for Series shares reacquired                                42,409
  Payable for investments purchased                                  998,084
  Payable to affiliate for management fee                              1,345
  Accrued expenses and other liabilities                               6,642
                                                                 -----------
      Total liabilities                                          $ 1,059,461
                                                                 -----------
Net assets                                                       $21,884,343
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $18,859,531
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   2,551,207
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                409,923
  Accumulated undistributed net investment income                     63,682
                                                                ------------
      Total                                                      $21,884,343
                                                                 ===========
Shares of beneficial interest outstanding                         1,429,826
                                                                  =========

Net asset value per share
  (net assets of $21,884,343 / 1,429,826 shares of beneficial
  interest outstanding)                                             $15.31
                                                                    ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                   $  100,295
    Interest                                                                        22,898
                                                                                ----------
      Total investment income                                                   $  123,193
                                                                                ----------

  Expenses -
    Management fee                                                              $   45,757
    Trustees' compensation                                                           1,017
    Shareholder servicing agent fee                                                  2,099
    Administrative fee                                                                 654
    Auditing fee                                                                    10,900
    Printing                                                                         8,462
    Custodian fee                                                                    3,704
    Amortization of organization expenses                                              911
    Legal fee                                                                          370
                                                                                ----------
      Total expenses                                                            $   73,874
    Preliminary reduction of expenses by investment adviser                        (12,864)
                                                                                ----------
      Net expenses                                                              $   61,010
                                                                                ----------
        Net investment income                                                   $   62,183
                                                                                ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                     $  420,537
    Foreign currency transactions                                                     (193)
                                                                                ----------
        Net realized gain on investments and foreign currency transactions        $420,344
                                                                                ----------
  Change in unrealized appreciation -
    Investments                                                                 $1,716,379
    Translation of assets and liabilities in foreign currencies                         14
                                                                                ----------
        Net unrealized gain on investments and foreign currency translation     $1,716,393
                                                                                ----------
          Net realized and unrealized gain on investments and foreign
            currency                                                            $2,136,737
                                                                                ----------
            Increase in net assets from operations                              $2,198,920
                                                                                ==========

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                        Six Months Ended            Period Ended
                                                           June 30, 1997       December 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    62,183              $   61,789
  Net realized gain on investments and foreign
    currency transactions                                       420,344                  85,828
  Net unrealized gain on investments and foreign
    currency translation                                      1,716,393                 814,062
                                                            -----------              ----------
    Increase in net assets from operations                  $ 2,198,920              $  961,679
                                                            -----------              ----------
Distributions declared to shareholders -
  From net investment income                                $ --                     $  (60,288)
  From net realized gain on investments and
    foreign currency transactions                             --                        (85,828)
  In excess of net realized gain on investments
    and foreign currency transactions                         --                        (10,368)
                                                            -----------              ----------
    Total distributions declared to shareholders            $ --                     $ (156,484)
                                                            -----------              ----------
Series share (principal) transactions -
  Net proceeds from sale of shares                          $12,804,105              $8,604,219
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                          --                        156,483
  Cost of shares reacquired                                  (2,292,795)               (756,607)
                                                            -----------              ----------
    Increase in net assets from Series share
      transactions                                          $10,511,310              $8,004,095
                                                            -----------              ----------
      Total increase in net assets                          $12,710,230              $8,809,290
Net assets:
  At beginning of period                                      9,174,113                 364,823
                                                            -----------              ----------

  At end of period (including accumulated
    undistributed net investment income of $63,682
    and $1,499, respectively)                               $21,884,343              $9,174,113
                                                            ===========              ==========

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                     Six Months Ended                  Year Ended                 Period Ended
                                        June 30, 1997           December 31, 1996            December 31, 1995*
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $12.98                      $10.61                       $10.00
                                               ------                      ------                       ------

Income from investment operations# -
  Net investment income(S)                     $ 0.04                      $ 0.18                       $ 0.05
  Net realized and unrealized gain
    on investments and foreign
    currency transactions                        2.29                        2.42                         0.61
                                               ------                      ------                       ------
      Total from investment
        operations                             $ 2.33                      $ 2.60                       $ 0.66
                                               ------                      ------                       ------

Less distributions declared to shareholders -
  From net investment income                   $  --                       $(0.09)                      $(0.05)
  From net realized gain on
    investments and foreign currency
    transactions                                  --                        (0.13)                         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --                        (0.01)                         --
                                               ------                      ------                       ------
      Total distributions declared
        to shareholders                        $  --                       $(0.23)                      $(0.05)
                                               ------                      ------                       ------
Net asset value - end of period                $15.31                      $12.98                       $10.61
                                               ======                      ======                       ======
Total return                                   17.95%++                    24.46%                        6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                      1.00%+                      1.00%                        1.00%+
  Net investment income                         1.01%+                      1.52%                        2.20%+
Portfolio turnover                                29%                         41%                           2%
Average commission rate###                   $0.04538                     $0.0351                          --
Net assets at end of period (000
omitted)                                     $ 21,884                     $ 9,174                         $365

  *For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The Adviser voluntarily agreed to maintain the expenses for Series at not more than 1.00% of average daily net assets.
   To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                 $ 0.03                      $ 0.05                       $(0.41)
  Ratios (to average net assets):
    Expenses##                                  1.20%+                      2.07%                       21.44%+
    Net investment income (loss)                0.80%+                      0.46%                     (18.24)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 22 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $71,748.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of up to 0.15%

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $13,796,530 and $3,563,475, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $20,162,960
                                                            ===========
Gross unrealized appreciation                               $ 2,624,513
Gross unrealized depreciation                                   (73,326)
                                                            -----------
    Net unrealized appreciation                             $ 2,551,187
                                                            ===========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                          Six Months Ended June 30, 1997   Year Ended December 31, 1996
                                         -------------------------------  -----------------------------
                                               Shares            Amount        Shares           Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                   889,278       $12,804,105       720,635       $8,604,219
Shares issued to shareholders in
  reinvestment of distributions               --              --               11,899          156,483
Shares reacquired                            (166,004)       (2,292,795)      (60,384)        (756,607)
                                              -------       -----------       -------       ----------
    Net increase                              723,274       $10,511,310       672,150       $8,004,095
                                              =======       ===========       =======       ==========

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended June 30, 1997, was $15.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months ended and the year ended December 31, 1996, and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from October 9, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth with Income Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997
                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VGI-3-8/97 13M